SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 20, 2007
(Date of earliest event reported)
________________________________

SINOFRESH HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)
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Florida	0-49764	65-1082270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

516 Paul Morris Drive
Englewood, Florida 34223
(Address of principal executive offices, zip code)

(941) 681-3100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Signatures

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 20, 2007, P. Robert DuPont and Stacey Maloney-Fust resigned as Directors of the Company, effective on February 20, 2007.

On February 21, 2007, the remaining Directors elected Thomas M. Fitzgerald and Raymond A. Zipprich, C.P.A. to serve on the Board of Directors until the next annual meeting of the shareholders. Both Mr. Fitzgerald and Mr. Zipprich are expected to be named to serve to the Company’s Audit and Compensation Committees.

Messrs. Fitzgerald and Zipprich are partners in CAM-Global, LLC., a business development firm that is actively assisting the Company in pursuing and evaluating potential strategic relationships.

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINOFRESH HEALTHCARE, INC.

Date: February 26, 2007	By:	/s/ Scott M. Klein

Chief Financial Officer (Principle AccountingOfficer)